UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 4, 2012
Date of Report (Date of earliest event reported)

GREENLITE VENTURES INC.
(Exact name of registrant as specified in its charter)

N/A
(Former name or former address if changed since last report)

NEVADA	000-51773	91-2170874
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

Suite 201, 810 Peace Portal Drive
Blaine, WA	98230
(Address of principal executive offices)	(Zip Code)

(360) 318-3028
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01           ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 4, 2012, Greenlite Ventures Inc. (the “Company”) entered into an executive services agreement (the “Agreement”), with BlueWater Advisory Group, LLC (“BlueWater”) and Bryan Crane (“Crane”). Under the terms of the Agreement BlueWater will provide the services of Crane who will act as the Company’s Vice President and as a director and BlueWater will receive $2,000 US each month the Agreement is in effect.

In addition, the Company issued 500,000 shares of its common stock to BlueWater and granted Crane 400,000 incentive options to purchase shares of the Company’s common stock at a price of $0.11 per share until April 4, 2014 in accordance with the Company’s 2012 Stock Incentive Plan.

The above summary is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 3.02           UNREGISTERED SALES OF EQUITY SECURITIES.

On April 4, 2012, the Company issued 500,000 shares of the Company’s common stock to BlueWater. BlueWater represented that they it was an “accredited investor” as that term is defined under Rule 501 of Regulation D promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”).

ITEM 5.02           DEPARTURE OF DIRECTORS AND CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 4, 2012, the Company appointed Crane as its Vice President and as Director.

Crane is the founding principal of BlueWater Advisory Group, LLC (Since 2005), a company that specializes in capital-raising and investor awareness for emerging growth public companies in the green tech and ecommerce sectors.

Crane is also the Managing Director and Principal of Jetoffsets, Inc. (Since 2008), a company that provides carbon offsets to the aviation community.

In consideration of Crane’s services, BlueWater was issued 500,000 shares of our common stock and will receive US $2,000 a month for every month the Agreement is in effect. In addition, Crane will receive 400,000 incentive stock options to purchase shares of our common stock at a price of $0.11 per share until April 4, 2014 pursuant to the Company’s 2012 Stock Incentive Plan.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit Number	Description of Exhibit

10.1	Consulting Agreement dated April 4, 2012 among the Company, BlueWater Advisory Group, LLC and Bryan Crane.

99.1	News Release titled “Greenlite Announces Appointment of Bryan Crane”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLITE VENTURES INC.
Date: April 10, 2012
	By:	/s/ Howard Thomson
HOWARD THOMSON
President and Chief Executive Officer